UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): November 5, 2018 (October 30, 2018)
Churchill Downs Incorporated
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers
Effective as of October 30, 2018 (the “Grant Date”), the Compensation Committee (the “Committee”) of the Board of

Directors (the “Board”) of Churchill Downs Incorporated (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s executive officers:
Performance Share Unit and Restricted Stock Unit Grants
The Committee granted performance share units to be settled in the Company’s common stock under the Company’s 2016 Omnibus Stock Incentive Plan (the “Plan”) to certain of the Company’s executive officers, subject to the provisions of performance share unit agreements (the “Performance Share Unit Agreements”), the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The number of shares of the Company’s common stock to be issued pursuant to the Performance Share Unit Agreements will depend upon the Company’s Total Shareholder Return over the performance period relative to the total shareholder return of the companies in the Russell 2000 Index over the performance period, which is October 30, 2018 through October 29, 2021 (the “Performance Period”), as determined at the first meeting of the Committee following the completion of the Performance Period, subject to a maximum performance level which, even if exceeded, will not generate more than 200% of the target award. The PSUs are also subject to the following vesting schedule: one quarter (1/4) of any PSUs will vest on 4th, 5th, 6th and 7th anniversary of the Grant Date, respectively. Upon vesting, the Company will settle any PSUs in shares of the Company’s common stock.
The Committee also granted restricted stock units to be settled in the Company’s common stock under the Plan to certain of the Company’s executive officers, subject to the provisions of restricted stock unit agreements (the “Restricted Stock Unit Agreements”), the form of which is filed herewith as Exhibit 10.2 and incorporated herein by reference. The vesting date for the RSUs is as follows: one quarter (1/4) of the RSUs will vest on 4th, 5th, 6th and 7th anniversary of the Grant Date, respectively. Upon vesting, the Company will settle the RSUs in shares of the Company’s common stock.
The following table sets forth information regarding the grants to those individuals identified below:

	PSUs		RSUs		Total
	$[1]	#	$[2]	#	$	#
William C. Carstanjen	$8,040,000	42,529	$3,960,000	16,237	$12,000,000	58,766
William E. Mudd	$5,025,000	26,581	$2,475,000	10,148	$7,500,000	36,729

(1)
The grant date fair value for the PSUs ($189.05/unit) in the above table was calculated utilizing the assumptions underlying the Black-Scholes methodology to produce a Monte-Carlo simulation model, which allows for the incorporation of the relative TSR modifier that is applied to the award before the share-based payment vests in the grantee. The PSUs in the above table represent the target opportunity, and corresponding fair value, available to the grantees should the Company achieve the pre-determined performance metrics. Measured against the relative TSR modifier, the PSUs which actually vest may be more or less than the PSUs listed in the table above.

(2)
The market value of the time-vesting RSUs in the above table was calculated utilizing the closing price of the Company’s common stock as of October 30, 2018 ($243.90) multiplied by the total number of time-vesting RSUs granted.

Change in Control, Severance and Indemnity Agreement
Effective October 30, 2018 (the “Effective Date”), the Company entered into an Executive Change in Control, Severance and Indemnity Agreement (the “Severance Agreement”) with each of William C. Carstanjen, the Company’s Chief Executive Officer, and William E. Mudd, the Company’s President and Chief Operating Officer (each an “Executive”), each of which is filed herewith as Exhibit 10.3 and 10.4, as applicable, and incorporated herein by reference.
The Severance Agreement provides that, subject to the Company receiving a general release of claims from the Executive, in the event the Executive's employment is terminated (i) by the Company other than for Cause (as defined in the Severance Agreement), Disability (as defined in the Severance Agreement) or death or (ii) by the Executive for Good Reason (as defined in the Severance Agreement), the executive will be entitled to receive an amount in cash equal to, in the case of Mr. Carstanjen, 2 times and, in the case of Mr. Mudd, 1.5 times the sum of (a) the Executive's annual base salary and (b) the amount of the Executive's annual target bonus for the year in which the Executive was terminated. All equity-based awards in effect at the time of termination for the aforementioned reasons shall remain governed by the applicable plan or award agreement.
Each Severance Agreement provides further that, subject to the Company receiving a general release of claims from the Executive, in the event the Executive's employment is terminated within the two-year period following a Change in Control (as defined in the Severance Agreement) (i) by the Company other than for Cause (as defined in the Severance Agreement), Disability (as defined in the Severance Agreement) or death, or (ii) by the executive for “Good Reason” (as defined in the Severance Agreement), the Executive will be entitled to receive an amount in cash equal to 2 times the sum of (a) the executive's annual base salary and (b) the amount of the executive's annual target bonus for the year in which the executive was terminated.
Item 9.01. Financial Statements and Exhibits
(d)  Exhibits.

Exhibit No.	Description
10.1	Form of Performance Share Unit Agreement
10.2	Form of Restricted Stock Unit Agreement
10.3	Change in Control, Severance and Indemnity Agreement, dated as of October 30, 2018, by and between William C. Carstanjen and the Company
10.4	Change in Control, Severance and Indemnity Agreement, dated as of October 30, 2018, by and between William E. Mudd and the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

Date: November 5, 2018	By:	/s/ Bradley K. Blackwell
	Name:	Bradley K. Blackwell
	Title:	Senior Vice President, General Counsel and Secretary